Exhibit 99.1

PRESS RELEASE

WINN-DIXIE STORES, INC. | 5050 EDGEWOOD DRIVE | JACKSONVILLE, FLA. 70401 | (904) 549-6700

MEDIA CONTACTS:	Eric Barnes	Celia Nass	NASDAQ: WINN
	Winn-Dixie Stores, Inc.	Winn-Dixie Stores, Inc.
	(904) 783-5153	(904)783-5123
	(904) 571-6052 (cell)	CeliaNass@winn-dixie.com
EricBarnes@winn-dixie.com

WINN-DIXIE STORES, INC. ANNOUNCES DATE FOR SPECIAL SHAREHOLDERS MEETING IN CONNECTION WITH MERGER

JACKSONVILLE, Fla. (Jan. 31, 2012) — Winn-Dixie Stores, Inc. (NASDAQ: WINN) today announced it will hold a Special Meeting of Shareholders at Winn-Dixie’s headquarters at 5050 Edgewood Court, Jacksonville, Fla., at 9 a.m. EST, on March 9, 2012. The purpose of the meeting will be to, among other things, consider and vote on a proposal to approve the previously announced Agreement and Plan of Merger, dated as of Dec. 16, 2011, pursuant to which Winn-Dixie will merge with a subsidiary of BI-LO, LLC. Jan. 27, 2012, has been fixed as the record date for determination of the Winn-Dixie shareholders entitled to notice of, and to vote at, the Special Meeting of Shareholders.

About Winn-Dixie

Winn-Dixie Stores, Inc. is one of the nation’s largest food retailers. Founded in 1925, the Company is headquartered in Jacksonville, Fla. The Company currently operates approximately 480 retail grocery locations, including approximately 380 in-store pharmacies, in Florida, Alabama, Louisiana, Georgia and Mississippi. For more information, please visit www.winndixie.com.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the proposed merger with a subsidiary of BI-LO, LLC, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Winn-Dixie and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond Winn-Dixie’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the Merger Agreement by Winn-Dixie’s shareholders, the satisfaction of various other conditions to the closing of the merger contemplated by the Merger Agreement, and other factors discussed in Winn-Dixie’s Annual Report on Form 10-K for the fiscal year ended June 29, 2011, and other Winn-Dixie filings with the SEC. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein.

Additional Information and Where to Find It

In connection with the proposed merger and required shareholder approval, Winn-Dixie Stores, Inc. has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED BY WINN-DIXIE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT WINN-DIXIE AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Winn-Dixie Stores, Inc. with the SEC may be obtained free of charge by contacting Winn-Dixie at Winn-Dixie Stores, Inc., Attn: Investor Relations, 5050 Edgewood Court, Jacksonville, Florida, 32254-3699. Our filings with the SEC are also available on our website at www.WinnDixie.com.

Participants in the Solicitation

Winn-Dixie and its officers and directors may be deemed to be participants in the solicitation of proxies from Winn-Dixie’s shareholders with respect to the merger. Information about Winn-Dixie’s officers and directors and their ownership of Winn-Dixie’s common shares is set forth in the proxy statement for Winn-Dixie’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2011. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Winn-Dixie and its officers and directors in the merger by reading the preliminary proxy statement, as well as the definitive proxy statement regarding the merger, which will be filed with the SEC.

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